Exhibit 99.1
ICR XCHANGE INVESTOR CONFERENCE ValueVision Media (NASDAQ: VVTV) Keith Stewart, President & CEO Frank Elsenbast, SVP & CFO January 14, 2010 www.shopnbc.com

Multi-channel retailer on TV & Internet $517 million (LTM) 32% Internet (LTM) 75 million homes, streamed online, iPhone 1 million active customers 4.9 million shipped units (LTM) Financial assets (10/31/09) $32 million cash & restricted cash $20 million unused line of credit $39 million real estate & TV station $116 million inventory & accounts receivable Differentiated value proposition Premium lifestyle merchandise Upscale price point: $98 Multi-line shipping Speed to market Destination and authority for: home, fashion, jewelry and beauty 2 www.shopnbc.com ONE COMPANY. ONE BRAND.

3 STRONG PLATFORM OF TV DISTRIBUTION Broadcast into 75 million homes nationwide.

INDUSTRY FUNDAMENTALS - WHERE WE FIT The multi-channel retailing business model has a proven track record. Executed correctly, it is the most profitable form of retailing. www.shopnbc.com Fundamentals ShopNBC QVC (LTM) Multichannel Retailing: Leveraged marketing on TV and Web platforms $517 million revenue 68% / 32% $5 billion Rv (U.S.) 72% / 28% Distribution & Penetration per Home 75 million homes $7 per home 90 million homes $58 per home Merchandise Categories Home, Fashion, Jewelry, Beauty, Consumer Electronics Home, Fashion, Jewelry, Beauty, Consumer Electronics Margins 32% 34% Average Selling Price $98 $58 EBITDA Margins (6%) 21% 4

5 TODAY VS. TRANSITIONAL FUTURE www.shopnbc.com Top line growth drives the business model to profitability due to scalability and operating leverage. In Millions 2008 Future* Sales $568 $1,100 Homes Distribution 72 85 Margin % 32% 35% OpEx % (Ex. D&A) 41% 25% EBITDA, % of Sales, as adjusted (9%) 10%+ *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2009.

STRATEGY FOR SUCCESS 6 www.shopnbc.com Sales Growth at High Contribution Margin Drives Rapid EBITDA Improvement Increase Top Line Sales Increase Merchandise Margin Hold Fixed Cost Structure Steady Mission: Be the premium lifestyle brand in electronic retailing that surprises and delights the customer

WORLD CLASS LEADERSHIP 7 www.shopnbc.com

THE RIGHT PRODUCT MIX 8 www.shopnbc.com *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2009. Stronger brands and compelling product at higher margins lead to predictable performance.

New and Active Customer Growth vs. LY IT'S ALL ABOUT THE CUSTOMER www.shopnbc.com 9 Broadened merchandise mix, improved customer experience, and lower price points has led to strong growth in New and Active customers in F'09. Total customer base up 33% in 2009 Over 1 Million Customers

F08 F09 Q1 F09 Q2 F09 Q3 F09 Q4 QTD 0.32 0.3 0.31 0.34 0.38 Industry Leading Multi-Channel Retailer www.shopnbc.com 10 ShopNBC.com continues to increase overall penetration as customers enjoy the ease and speed of ordering as well as the expanded assortment now available. Web Sales Penetration

F08 F09 Q1 F09 Q2 F09 Q3 F09 Q4 QTD 4.82 4.42 3.55 3.29 3.34 Significantly Increased Operational Efficiencies www.shopnbc.com 11 -13% -26% -34% -20% Transactional costs relating to order capture, customer service & fulfillment are down significantly vs. prior year driven by increased unit volume, lower return rates and improved customer experience.

KEY Q4 & YTD ACCOMPLISHMENTS 12 www.shopnbc.com Fiscal 2009: A transformational year for ShopNBC Surpassed 1 million active customers (LTM) New customers up 67% and Active customers up 37% YTD Cancel and Return Rates down 11% YTD Broadened appeal by lowering average selling price throughout the year to $98 in Q4, down 29% vs. prior year Category growth in health, beauty, food and home Increased community of new vendors by 155% YTD Industry leading Internet sales penetration, 38% of total business in Q4 Improved customer experience and operational efficiencies led to significantly lower transactional costs, down 20% per unit in Q4 Successful re-negotiation of 65% of cable and satellite homes led to cost savings of $24 million Strengthened balance sheet with $20 million revolving credit facility

INNOVATIVE FUTURE, HARNESS POTENTIAL 13 "ShopNBC Anywhere" Interactive TV and HiDef Expansion of Logistics, Studios International Growth www.shopnbc.com

INVESTMENT HIGHLIGHTS Future* $1.1 billion sales at 10%+ EBITDA Established industry, winning model Experienced leadership, proven success Rapid customer growth, over 1 million Industry-leading web sales penetration Fixed cost structure poised for scale Innovative future, harness potential 14 www.shopnbc.com *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2009.

15 APPENDIX www.shopnbc.com

16 www.shopnbc.com VVTV SHARE PRICE +1900% vs. Jan 09

COMPANY MILESTONES 1999: GE & NBC investment Common stock reaches $60 2000: Expansion of Distribution Center for Polo.com joint venture 2004: Reaches 55 million homes 1991: Initial Public Offering 2007: Reaches 70 million homes Sell stock in Polo.com for $42 million ..TV launches 2008: Keith Stewart joins as COO 1991 1999 2000 2001 2004 2007 2008 2009 2001: Branded as ShopNBC 2009: Keith Stewart appointed CEO Darlene Daggett joins as consultant Board of Directors reconstituted GE Preferred Stock extended Main cable deals renewed at lower rate Randy Ronning appointed Chairman Suzanne Somers launches on ShopNBC Launch of mobile strategy Milestones Chart 17 2009: 1 million customers

18 www.shopnbc.com VVTV FINANCIAL SUMMARY

19 www.shopnbc.com EBITDA RECONCILIATION (a) EBITDA as defined for this statistical presentation represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines EBITDA, as adjusted, as EBITDA excluding non-recurring non-operating gains (losses) and equity in income from Ralph Lauren Media, LLC; non-cash impairment charges and write-downs; restructuring and chief executive officer transition costs; and non-cash share-based compensation expense. Management has included the term EBITDA, as adjusted, in its EBITDA reconciliation in order to adequately assess the operating performance of the Company's "core" television and internet businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that EBITDA, as adjusted, allows investors to make a more meaningful comparison between our core business operating results over different periods of time with those of other similar companies. In addition, management uses EBITDA, as adjusted, as a metric measure to evaluate operating performance under its management and executive incentive compensation programs. EBITDA, as adjusted, should not be construed as an alternative to operating income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles and should not be construed as a measure of liquidity. EBITDA, as adjusted, may not be comparable to similarly entitled measures reported by other companies.

20 Forward-Looking Information This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e- commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. www.shopnbc.com